EARNINGS PER SHARE	12 Months Ended
Mar. 31, 2024
Earnings per share [abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
Basic earnings per share
Earnings per common share is calculated by dividing earnings attributable to common shareholders by the weighted average number of common shares outstanding.
Diluted earnings per share
The treasury stock method is used to determine the dilutive impact of stock options and RSUs. This method assumes any proceeds from the exercise of stock options and vesting of RSUs would be used to purchase common shares at the average market price during the period.

For the year ended	March 31 2024	March 31 2023
Weighted average number of common shares outstanding	97,761,731	91,835,740
Dilutive effect of RSUs	140,747	44,132
Dilutive effect of performance-based RSUs	328,044	—
Dilutive effect of stock option conversion	344,794	362,101
Diluted weighted average number of common shares outstanding	98,575,316	92,241,973

The Company presents basic and diluted earnings per share data. Basic earnings per share is calculated by dividing the net income attributable to shareholders of the Company by the weighted average number of common shares outstanding during the period, adjusted for common shares held in trust under the RSU Plans. Diluted earnings per share is determined by further adjusting the weighted average number of common shares outstanding for the effects of all potential dilutive shares, which comprise stock options, RSUs and performance-based RSUs granted to executive officers and designated employees.
For the year ended March 31, 2024, stock options to purchase 164,263 common shares and 146,826 RSUs are excluded from the weighted average number of common shares in the calculation of diluted earnings per share as they are anti-dilutive (217,439 common shares and 7,378 RSUs were excluded for the year ended March 31, 2023).